Morgan Stanley Equity Fund
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - July 30, 2003


Security   Date     Price    Shares  %of     Total         Purcha   Broker
           of       Of       Purcha  Assets  Issued        sed
           Purcha   Shares   sed                           By
           se                                              Fund
Hartford   05/19/   $47.25   11,300  0.419%  $300,037,500  0.178%   Goldma
Financial  03                                                       n,
                                                                    Sachs
                                                                    & Co.;
                                                                    UBS
                                                                    Warbur
                                                                    g;
                                                                    Banc
                                                                    of
                                                                    Americ
                                                                    a
                                                                    Securi
                                                                    ties
                                                                    LLC;
                                                                    Citigr
                                                                    oup;
                                                                    A.G.
                                                                    Edward
                                                                    s &
                                                                    Sons;
                                                                    JPMorg
                                                                    an;
                                                                    Edward
                                                                    D.
                                                                    Jones
                                                                    & Co.,
                                                                    L.P.;
                                                                    Merril
                                                                    l
                                                                    Lynch
                                                                    & Co.;
                                                                    SunTru
                                                                    st
                                                                    Robins
                                                                    on
                                                                    Humphr
                                                                    ey;
                                                                    Wachov
                                                                    ia
                                                                    Securi
                                                                    ties;
                                                                    Wells
                                                                    Fargo
                                                                    Securi
                                                                    ties